Exhibit 99.2

Highly Confidential Nasdaq: KDLY Investor Presentation May 2025

Highly Confidential CAUTIONARY STATEMENT FORWARD - LOOKING STATEMENTS All statements, other than statements of historical fact, included in this presentation that address activities, events or de vel opments that Kindly MD, Inc. (“Kindly”) or Nakamoto. (“Nakamoto”) expects, believes or anticipates will or may occur in the future are forward - looking statements. Words su ch as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “loo k,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in con nection with any discussion of future plans, actions, or events identify forward - looking statements. However, the absence of these words does not mean that the statements ar e not forward - looking. These forward - looking statements include, but are not limited to, statements regarding the proposed transactions between Kindly and Nakamot o ( the “Merger”) and the concurrent proposed private placement (the “PIPE Financing”) and senior secured convertible notes offering (the “Debt Financing” and col lec tively, the “Transactions”), the expected closing of the proposed transaction and the timing thereof and as adjusted descriptions of the post - transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opport uni ties and anticipated future performance, including the management team and board of directors of the combined company and expected use of proceeds from the private pl ace ment, and any post - closing transactions contemplated between the combined company and BTC Inc. (and/or UTXO, LLC through its agreement with BTC Inc.). I nfo rmation adjusted for the proposed transaction should not be considered a forecast of future results. There are a number of risks and uncertainties that could c aus e actual results to differ materially from the forward - looking statements included in this presentation. These include the risk that Kindly and Nakamoto businesses (which may include the businesses of BTC Inc. and/or UTXO in the future, as applicable) will not be integrated successfully and the risk that Kindly or the applicable governing b odi es of BTC Inc. and/or UTXO may not pursue or approve the terms of an acquisition of BTC Inc. and/or UTXO; the risk that cost savings, synergies and growth from the propos ed transaction may not be fully realized or may take longer to realize than expected; the possibility that shareholders of Kindly may not approve the issuance of new shares of Kindly common stock in the Transactions or that shareholders of Kindly may not approve the Transactions; the risk that a condition to closing of the Transactions may no t b e satisfied, that either party may terminate the merger agreement or that the closing of the Transactions might be delayed or not occur at all; potential adverse reactions or ch anges to business or employee relationships, including those resulting from the announcement or completion of the Transactions; the parties do not receive regulatory appr ova l of the Transactions; the occurrence of any other event, change, or other circumstances that could give rise to the termination of the merger agreement relating to t he Transactions; the risk that changes in Kindly’s capital structure and governance could have adverse effects on the market value of its securities; the ability of Ki ndl y and Nakamoto to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on Kindly and Nakamoto’s operating r esu lts and business generally; the risk the Transactions could distract management from ongoing business operations or cause Kindly and/or Nakamoto to incur substantial cos ts; the risk that Kindly may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governm ent al regulations or enforcement practices; and other important factors that could cause actual results to differ materially from those projected. All such factors are d iff icult to predict and are beyond Kindly’s and Nakamoto’s control, including those detailed in Kindly’s Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, Current R eports on Form 8 - K, and such other documents of Kindly filed, or to be filed, with the Securities and Exchange Commission (the “SEC”) that are or will be availa ble on Kindly’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov, and the risks referenced in the Appendix to this presentation. All forward - looking statements are based on assumptions that Kindly and Nakamoto believe to be reasonable but that may not prove to be accurate. Any forward - looking statement speaks only as of the date on which such statement is made, and neither Kindly or Nakamoto undertakes any obligation to correct or update any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward - lo oking statements, which speak only as of the date hereof. GENERAL This presentation is being furnished solely to recipients that are “qualified institutional buyers” as defined in Rule 144A o f t he Securities Act of 1933, as amended (the “Securities Act”), or “accredited investors” (as defined in Rule 506 of Regulation D) (any such recipient, together with its sub sidiaries and affiliates, the “Recipient”) in connection with a proposed private offering of shares (the “Equity PIPE Offering”) of Kindly. By reading this presentation, t he Recipient will be deemed to have agreed to the obligations and restrictions set out below. This presentation and any oral statements made in connection with this presentation are not intended to and shall not constit ute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be a ny sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdict ion . This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the Equity PIPE Offering will be made onl y pursuant to a definitive subscription agreement and related documentation and will be made in reliance on an exemption from registration under the Securities Act o r o ffers and sales of securities that do not involve a public offering. Any other solicitation or offering of securities shall be made only by means of a prospectus meeti ng the requirements of the Securities Act or an exemption therefrom. The Parties reserve the right to withdraw or amend for any reason any offering and to reject any subscri pti on agreement for any reason, or for no reason. The communication of this presentation is restricted by law; it is not intended for distribution to, or use by any pe rso n in, any jurisdiction where such distribution would be contrary to local law or regulation. The Recipient acknowledges that it is (a) aware that the United States securities law s p rohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) f ami liar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the Recipient will ne ither use, nor cause any third party to use, this presentation or any information contained within in contravention of the Exchange Act, including, without limitatio n, Rule 10b - 5 thereunder. The senior secured convertible notes that are to be issued in the Convertible Notes Offering and the common stock to be issued in the Equity PIP E O ffering have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the re gis tration requirements of the Securities Act. None of Nakamoto or Kindly, nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, mem bers, directors, officers, employees, advisers or agents (collectively, the “Representatives”) makes any representation or warranty, express or implied, as to the accuracy or com pleteness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the cou rse of its evaluation of the Transactions, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. To th e fullest extent permitted by law, none of the Parties nor any of their Representatives shall be responsible or liable for any direct, indirect or consequential loss or lo ss of profit arising from the use of this presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opin ion s communicated in relation thereto or otherwise arising in connection therewith. In addition, the information contained herein does not purport to contain all of the informa tio n that may be required to evaluate the Transactions. The information contained in this presentation is provided as of the date hereof and may change, and none of th e P arties nor any of their Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or inco mpl ete. The general explanations included in this presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or fi nancial needs. This presentation contains projections for Nakamoto and the combined company, including with respect to BTC Inc. and UTXO, wh ich Nakamoto may consider acquiring at a future date, including with respect to its EBITDA margin, capital expenditures and net revenues. Neither Nakamoto’s nor Kin dly ’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to these projections for the purposes of their inclusion in this pre sentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These pr ojections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - ment ioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein). The assum pti ons and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitiv e a nd other risks and uncertainties that could cause results to differ materially from those contained in the prospective financial information. The information contained i n t his presentation has been prepared to assist interested parties in making their own evaluation with respect to the Transactions, and for no other purpose. Each reader and ea ch prospective investor is encouraged to obtain separate and independent verification of the information, opinions and financial projections contained herein. Nothing he rein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice, and you should consult with your own attorney, business adviso r a nd tax advisor as to legal, business, tax and other matters related hereto. In addition, this presentation does not purport to be all - inclusive or to contain all of the infor mation that may be required to make a full analysis of the Parties and each of the Transactions. Recipients of this presentation should read the definitive documents for the Tra nsa ctions and make their own evaluation of the Parties and Transactions and adequacy of the information and should make such other investigations as they deem necessary. References to Bitcoin media and affiliates refer to BTC Inc. and UTXO, two entities that are under control by management of B TC Inc. through David Bailey and Tyler Evans. In connection with the Transactions between Kindly and Nakamoto, the combined company will assume certain rights of Nakamoto und er then - existing agreements with BTC Inc. CONFIDENTIALITY This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates and representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the Parties, this p res entation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluati on of the parties and the Transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the i nfo rmation. The presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. NON - GAAP FINANCIAL MEASURES This presentation contains references to certain non - GAAP financial measures. The non - GAAP financial measures presented may not provide information that is directly comparable to that provided by other companies, as other companies may calculate such financial results differently. Kindly’s an d Nakamoto’s non - GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts pre sen ted in accordance with GAAP. Kindly and Nakamoto views these non - GAAP financial measures as supplemental and they are not intended to be a substitute for, or superior to, the information provided by GAAP financial results. IMPORTANT ADDITIONAL INFORMATION REGARDING THE TRANSACTIONS WILL BE FILED WITH THE SEC AND WHERE TO FIND IT In connection with the Transactions, Kindly intends to file with the SEC an information statement of Kindly, in preliminary a nd definitive form (the "information statement"), and Kindly will file other documents regarding the Transactions with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ TH E I NFORMATION STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY KINDLY WITH THE SEC BECAUSE THEY WILL CONTAI N I MPORTANT INFORMATION ABOUT KINDLY AND NAKAMOTO, THE TRANSACTIONS, THE RISKS RELATED THERETO AND RELATED MATTERS. A definitive information statement will be mailed to shareholders of Kindly. Investors will be able to obtain free copies of sta tement, as may be amended from time to time, and other relevant documents filed by Kindly with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Kindly, including the information statement (when available), will be available free of charg e f rom Kindly’s website at www.kindlymd.com under the “Investors” tab. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this presentation, including market data and other statistical information (i ncluding estimates and projections relating to the addressable markets), were obtained from sources believed to be reliable and are included in good faith, none of Kindly o r N akamoto has independently verified the information and makes no representation or warranty, express or implied, as to its accuracy or completeness. Some data is als o b ased on the good faith estimates of Kindly or Nakamoto, which are derived from their review of internal sources as well as independent sources described above. This pre sen tation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or constitute all the informati on necessary to adequately make an informed decision regarding your engagement with Kindly and Nakamoto. RISK FACTORS For a description of the risks relating to an investment in Kindly in connection with the Transactions, we refer you to “Risk Fa ctors” in the Appendix to this presentation and risk factors discussed in documents that Kindly has filed, or that will be filed, with the SEC. 2

Highly Confidential Are Merging NAKAMOTO

MERGER OVERVIEW

MERGER STRUCTURE	• Kindly MD, Inc. (NASDAQ: KDLY, "Kindly") has signed a merger agreement to combine with Nakamoto. ("Nakamoto") to acquire 100% of the equity of Nakamoto in exchange for equity in Kindly (the "Merger"). • Nakamoto shareholders will own approximately 4.5% of the combined company at the merger closing, assuming a $510M equity PIPE at a share price of $1.12, before the impact of dilution related to the $200M convertible note with a strike price of $2.80 (subject to a one-time reset at registration effectiveness with a floor of $2.00). • Nakamoto has entered into an arms-length agreement with BTC Inc. setting forth certain services that the companies will provide Nakamoto prior to the closing of the merger and the combined company following the closing of the Merger. • As part of the Merger, Kindly will assume all rights and obligations of Nakamoto with respect to the agreements between Nakamoto and BTC Inc. • Kindly anticipates creating a classified board with three classes in connection with the Merger.
MANAGEMENT AND BOARD OF THE COMBINED COMPANY	• The Board of Directors will include 6 directors appointed by Nakamoto and 1 director appointed by Kindly, to be named prior to closing of the Merger. • David Bailey will be the CEO of the combined company. Tim Pickett will continue to manage the Kindly MD operations. The remaining management team will be determined prior to close of the Merger.
VALUATION	• The all-stock Merger is occurring at a share price of Kindly stock that is $1.12.
AGREEMENTS WITH BTC INC.	• Nakamoto and BTC Inc. has entered into a marketing agreement, whereby BTC Inc. will provide certain marketing services to Nakamoto in connection with its Bitcoin treasury and related operations and provide for the potential acquisition of BTC Inc. at a future date.

FINANCING	• Concurrent with the signing of the merger agreement:
	  o Kindly has entered into purchase agreements with certain accredited investors to purchase $510M of common stock and/or pre-funded warrants in Kindly (the "PIPE Financing"). The Closing of the PIPE Financing will be contingent upon the closing of the Merger.
	  o Kindly has entered into a purchase agreement with a qualified institution buyer to purchase $200M of senior secured convertible notes of Kindly. The Closing of the Convertible Debt Financing will be contingent upon the closing of the Merger.
	• Use of proceeds of the PIPE Financing is primarily to purchase Bitcoin, additional use includes working capital and general corporate purposes.

Highly Confidential 4

TRANSACTION SUMMARY

Capital Raise Overview

Issuer	• Kindly MD, Inc. | Nasdaq: KDLY (to be renamed at or before the closing of the Merger)
Exchange	• Nasdaq Capital Markets
Capital Raise Type	• Equity PIPE and senior secured convertible note
Size	• $710M of gross proceeds consisting of $510M equity and pre-funded warrants PIPE and $200M in a convertible note
Equity PIPE Terms	• $1.12 a share (reflects a $32M pre-money valuation)
Implied PIPE mNAV(1)	• 0.95x mNAV
Use of Proceeds	• Primarily to purchase Bitcoin, additional use includes working capital, transaction costs, and general corporate purposes
Lock-Up	• There is no lock-up for PIPE investors. Key KDLY and Nakamoto shareholders have 50% of their shares locked-up for 90-days post Merger and 50% for 180-days post Merger
Registration Rights	• Commercially reasonable efforts to file resale registration statement for the PIPE shares with the SEC within 30 days of the Merger closing
Financial Advisor	• Cohen & Company Capital Markets

Pro Forma Economic Ownership

		Shares (M)	% Own.
1	KDLY Shareholders(2)	6.0	1.2%
2	Nakamoto Shareholders	22.3	4.5%
3	Other Shares(3)	12.9	2.6%
4	PIPE Shares/Warrants ($510M)(4)	455.4	91.7%



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Pro Forma Economic Ownership (Fully Converted Basis)

		Shares (M)	% Own.
1	KDLY Shareholders(2)	6.0	1.1%
2	Nakamoto Shareholders	22.3	3.9%
3	Other Shares(3)	14.4	2.5%
4	PIPE Shares/Warrants ($510M)(4)	455.4	80.0%
5	Convert Investor ($200M as converted)	71.4	12.5%



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Assumes a share price of $1.12 for the merger with Nakamoto and the PIPE. **There is no guarantee that BTC Inc or UTXO will be acquired by the combined company.**
(1) Assumes $40.0M of costs which is comprised of placement agent fees, transaction fees, operating expenses, and working capital during the calendar year 2025. Assumes full conversion at a $2.80 convertible note strike price
(2) Share ownership excludes 2,718,535 KDLY warrants with strike price of $6.33 to purchase 2,059,811 KDLY shares and awards outstanding under the KDLY LTIP.
(3) Other shares shown include M&A advisory fees and any equity fees paid to convert investor. Excludes the Nakamoto employee share program.
(4) PIPE shares include pre-funded warrants and purchases by representatives of Cohen & Company.

Highly Confidential
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Highly Confidential CONVERTIBLE NOTE TERM SHEET 6 Note: Final terms will be reflected in the definitive documents and certain conditions are required to close. General Terms • Kindly MD, Inc. (to be renamed at or before the closing of the Merger) | Nasdaq: KDLY Issuer • At the closing of the Merger Closing Date • Senior secured convertible note Security Type • $200 Million Size • 3 Years Maturity • 0% coupon for first 24 months, 6% coupon after 24 months Coupon • $2.80 (Represents a 150% premium to the $1.12 PIPE price) Conversion Price (Premium) • The Conversion Price is subject to a one - time, downward only reset equal to 130% of the volume weighted average price as of the last trading day prior to effectiveness, subject to a $2.00 floor price (Represents a ~79% premium to the $1.12 PIPE price) Conversion Price Reset • Investor may convert at any time while the debt is outstanding (shares subject to resale registration upon closing) Investor Conversion Rights • 1.5% within the first 12 months; 3.0% between 12 months and 24 months; 5.0% between 24 months and 36 months; subject to holde r's right to convert within 15 days of redemption notice Issuer Redemption • 96% of principal amount Purchase Price • The note will be secured by 2.0x coverage in BTC. Certain amounts of the BTC will be released when 50% of principal is outsta ndi ng and again when 25% of principal is outstanding Collateral Release • None / None Mandatory Conversion / Investor Put • BTC purchases, working capital, and general corporate purposes Use of Proceeds • One Number of Investors • Cohen & Company Capital Markets Sole Placement Agent

Highly Confidential WHO IS NAKAMOTO? David Bailey Founder & CEO Since 2013, a Bitcoin industry leader and evangelist, recently led Bitcoin and crypto initiatives for the Trump 2024 campaign, leveraging his experience and network to shape the Administration’s Bitcoin vision Tyler Evans Co - Founder & Chief Investment Officer Also serves as Chief Investment Officer at UTXO, overseeing ~$200M across venture and public markets. Active Bitcoin investor since 2013, mentor at Bitcoin Startup Lab and Draper BitcoinFi Brandon Green Chief of Staff Started as an intern in 2017, handling operations, media, ticket sales, and programming. Led the events business from 2023 - 2025, expanding the Bitcoin conference to four continents with 100,000+ attendees Didier Lewis Chief Financial Officer Brings 16 years of experience across media, advertising, and PR. Previously served as VP of Commercial Insights at IPG, a NYSE - listed ad agency, and VP of Global Finance at Weber Shandwick John Christovich Chief Revenue Officer Has 18 years of experience in enterprise sales, data, marketing, and customer experience at firms like Oracle and Responsys. Joined BTC Inc in 2017, driving over $100M in sales across Bitcoin Magazine and The Bitcoin Conference Andrew Creighton Chief Commercial Officer 17 years as Global President at VICE, overseeing revenue and operations. Oversaw revenue of $1B+, expanded into 35 countries, and led $1B+ in financing The Nakamoto Team are the Braintrust behind BTC Inc and UTXO 7

Highly Confidential WE ARE NAKAMOTO Everyone believes once we explain it… David Bailey CEO When I started Bitcoin Media in 2013 I knew I had to tell people about Bitcoin and get them to use it. The journey to today, and telling the most powerful man on earth about Bitcoin, and getting him to support it, has been a wild ride. In 2016, I made the most important strategic decision in the history of Bitcoin media, and made our business singularly focused on the adoption of Bitcoin. Now Bitcoin is a $2 trillion asset, with growth predictions ranging from a $20 to $200 trillion marketplace in the next decade. As Michael Saylor says, there is no second best, we made the right choice. Our focus helped me build BTC Inc. and its affiliated companies to become one of the world’s most influential Bitcoin companies. Today, BTC Inc. produces the #1 Bitcoin conference, operates the #1 Bitcoin venture and hedge fund, has the #1 following in Bitcoin social media, and have launched an advisory division that works with the #1 Bitcoin treasury company, Strategy (aka Microstrategy). The last year has been transformational, and led to the newest most important decision in our history… starting Nakamoto and finding a perfect fit partner to work with in the US public markets. Our network, influence, experience and model give us what we believe is a unique opportunity to capture outsize value in Bitcoins’ growth and together with you, our partners, capture phenomenal returns. This presentation provides an overview of the merger, the partnership with BTC Inc and the opportunity ahead for us, we are seeking financial and strategic partners to embark on our pirate ship with us. LFG. 8 Speaking at the Inaugural Bitcoin Ball January 2025

Highly Confidential WHY NAKAMOTO? Tim Pickett CEO of KindlyMD In building KindlyMD, we set out to disrupt the healthcare system by putting patients first. Through integrated care coordination, innovative data strategies, and a commitment to those left behind by traditional medicine, we've built KDLY into a strong vehicle for value - based care. Our conviction to do things differently has positioned us as a promising long - term growth opportunity. That bold thinking doesn’t stop at the clinic door. We bring the same disruptive mindset to how we build a sustainable, independent company in today’s capital markets. As a long - time Bitcoin investor myself, when I witnessed the success of MicroStrategy, I was excited to meet with David and his team. What BTC Inc. has achieved through Bitcoin investment and advocacy represents the kind of forward - thinking, resilient strategy we want to apply to KindlyMD’s next chapter. We are thrilled to partner with Nakamoto to develop a Bitcoin treasury within the public markets. Not only does this partnership advance both companies' missions, but it enhances our growth potential and provides long - term value for our shareholders. By combining KindlyMD’s patient - first innovation with Nakamoto’s leadership in Bitcoin treasury strategy, we’re not just strengthening our financial position — we’re redefining what it means to build a public company with purpose. This partnership allows us to scale our mission, unlock new forms of value, and positively disrupt the status quo in both the healthcare and financial landscapes. 9 As a Healthcare Industry Disruptor, a Bitcoin Strategy just Makes Sense

Highly Confidential Strategy Showed the Potential 10 Stock performance since August 10, 2020, when MircroStrategy adopted its Bitcoin strategy Outperformance Since Adoption of Bitcoin Strategy Key Assets and Indices Big Tech Stocks Enterprise Software Stocks 2,883% 701% 64% 58% 64% 14% (5%) 119% 88% 108% 86% 128% 20% 152% 36% 91% 74% MSTR Bitcoin S&P 500 Nasdaq Gold Silver Bonds GOOG MSFT META AAPL NFLX AMZN ORCL CRM IBM SAP MARKETPLACE Source: Bloomberg data as of 4/25/2025; shows percent change from 8/10/2020

Highly Confidential MARKETPLACE 11 Gold $16T Art $18T $6T Equities $115T Real Estate $330T Bonds $300T Money $120T Total Global Asset Value: $900T+ Cars & Collectibles Bitcoin: ~$2T We are in the 1st Inning Source: Bloomberg, FactSet, Companiesmarketcap.com/gold/marketcap

Highly Confidential $52.0 $4.5 $1.8 $1.1 $1.0 $0.9 $0.8 $0.3 $0.3 $8.9 Others # of BTC 94,603 3,303 3,605 8,485 9,480 10,273 11,869 19,223 47,600 553,555 INCREASING NUMBER OF PUBCO’S HOLD BTC BTC Value (at $94K/BTC) Broadening Trend of Public Companies Embracing Bitcoin in Their Treasuries Examples: • Strategy (fka Microstrategy): Holds over 550,000 BTC, valued at ~$52B, funded through convertible notes and stock offerings • Semler Scientific: Holds over 3,300 BTC, worth nearly $300M, using operational cash flows and equity sales to grow holdings 12 Source: Bitcointreasuries.net as of 4/29/2025

Highly Confidential THE BITCOIN ARMS RACE IS STARTING Governments Worldwide Embracing Bitcoin Initiatives “Bitcoin is about bringing resources back into the communities that need it most and giving all Americans a chance ” > Rep. Tim Scott (R - S.C.) “Not only did the opposition err resoundingly with Bitcoin , but.....this time their opposition affected many” > President, Nayib Bukele “I am very positive and open minded to cryptocurrency companies , and all things related to this new and burgeoning industry. Our country must be the leader in the field” > President, Donald Trump “I recommend developing a comprehensive Bitcoin strategy.....This could include maintaining Bitcoin in the state treasury , issuing Bitcoin bonds > Member of Parliament, Joana Cotar “Probably the biggest enemy of our investments is inflation…..a strategic Bitcoin reserve, investing in Bitcoin , would be a win - win for the state” > Rep. Giovanni Capriglione (R - TX.) ““I think this issue should be talked about…..Should Japan start converting some of its foreign reserves into cryptocurrencies like Bitcoin?” > Member of the House of Councilors, Satoshi Hamada “ We all believe in the future of crypto .....an estimated 20% of Americans use these assets, and this will only grow in size and scale” > Sen. Chuck Schumer (D - N.Y.) “Crypto is consolidating as a legitimate asset class….. strategies to integrate them economically will sow significant benefits in the medium and long term” > Member of the Chamber of Deputies, Eros Biondini “This is the gold standard digital asset , and a strategic Bitcoin reserve is the way to embed it” > Sen. Cynthia Lummis (R - WY.) “Poland should create a Strategic Bitcoin Reserve …Our country will become a cryptocurrency haven, with very friendly regulations, low taxes, and a supportive approach from banks and regulators > Member of the Sejm, Slawomir Mentzen 13

Highly Confidential Highly Confidential

BTC INC

The Original Bitcoin Company- Leading Across Business Segments


BITCOIN
MAGAZINE
THE BITCOIN2024 SPECIAL


XAPO
bitcoin2024
NASHVILLE
JULY 25-27, 2024


BITCOIN FOR CORPOR


bitcoin2024

1/ MEDIA

- **Bitcoin Magazine:** #1 in social followers, the most influential media property in Bitcoin. Publishing across all media: digital, print, social, live
- **Bitcoin Magazine Pro:** Subscription based professional analytics and data platform
- **Creator Network:** Building a global Bitcoin influencer/affiliate network

2/ CONFERENCE

- **The Bitcoin Conference:** The #1 Bitcoin related event in the world. The stage where Bitcoin history is made with 30,000 attendees expected in Vegas 2025
- **Bitcoin Asia:** Launched May 2024 in Hong Kong with 10,000+ expected at the 2025 event
- **Bitcoin MENA:** Launched Dec 2024 in Abu Dhabi with 10,000+ expected at the 2025 event

3/ ADVISORY

- **Bitcoin for Corporations:** In partnership with Strategy. Membership platform for corporations incorporating Bitcoin onto their balance sheet
- **Bitcoin for Nations:** Positioning Bitcoin as a pivotal asset for global economic prosperity through policy and advocacy
- **node. the Bitcoin agency:** Advising brands how to integrate Bitcoin into their business and marketing to reach global audiences

4/ INVESTMENT

- **UTXO Venture Fund:** Seeding the industry by investing in the best new ideas in the Bitcoin universe
- **210K Hedge Fund:** Discretionary liquid strategy in the Bitcoin ecosystem across equities, derivatives, and Bitcoin-native assets
- **UTXO Treasury:** Specializing in investing and advising with public companies adopting Bitcoin treasury strategies

Highly Confidential

15

Highly Confidential 16 BTC INC BY THE NUMBERS 2024 Highlights $39M $67M 20.6% 24.0% 2024A 2025E FINANCIAL HIGHTLIGHTS Revenue Adj. EBITDA Margin 500+ Sponsors and Advertisers in ‘24 131% Revenue Growth in ’24 10B+ Media Impressions in ‘24 4M+ Current Social Followers $150M (4) AUM for UTXO 180% ‘24 Fund Performance 71% YoY Revenue Growth (2) (3) (1) Adjusted EBITDA margin is a non - GAAP financial measure based on adjusted EBITDA divided by revenue. Adjusted EBITDA is a non - GAA P financial metric that represents EBITDA adding back various one - time, non - recurring items listed in the corresponding footnote s below for 2024 and 2025 (2) BTC Inc Media Business Revenue includes $3.0M of revenue from UTXO Marketing Agreement. UTXO OpEx includes $3.0M marketing ex pen se to BTC Inc. Adj. EBITDA excludes $1.1M in COGS and $5.0M in OpEx (Legal) related to Bitcoin 2022 litigation (3) BTC Inc Media Business Revenue includes $3.0M of revenue from UTXO Marketing Agreement. UTXO OpEx includes $3.0M marketing expense to BTC Inc. Adj. EBITDA excludes estimated audit prep and legal setup costs of $1. 4M ($787K and $613K of Legal and Audit, respectively), and $340K of charitable donations (Crypto Ball) (4) UTXO AUM as of Q1 2025E (1)

BTC INC – 2024 HIGHLIGHTS

A Step Change Year / A New Vision


NASHVILLE

1 Administration Advisory

- President Donald J Trump pictured at our 2024 conference announcing his Pro Bitcoin stance
- The administration announced a Strategic Bitcoin Reserve in March 25
- ***The administration's support of Bitcoin gives BTC Inc. the opportunity to shape the future of Bitcoin***


% Return Since BTC Adoption
+7,000%

2 BTC Japan / MetaPlanet

- In April 24 we tested a "MicroStrategy + BTC Inc" playbook in Japan
- UTXO/BTC managed the takeover and strategy of MetaPlanet to become an investable Bitcoin vehicle
- ***Results: the best performing Japanese equity on the Nikkei in 2024***
- https://metaplanet.jp/


bitcoinasia
HONG KONG, MAY 9-10

3 BTC Hong Kong

- In May 24 we launched our conference in Hong Kong, Over **6,000** in attendance
- The launch platform for our 2nd UTXO/ BTC investable Bitcoin vehicle in 2025
- ***Results: +300% increase in share price after acquiring one Bitcoin***
- http://www.hkasiaholdings.com/hkasia/


PRESENTED BY

4 BTC Abu Dhabi

- In December 24 we launched our conference in Abu Dhabi. Over **7,000** in attendance including Eric Trump
- ***BTC Inc. is working on the launch of an investible Bitcoin vehicle in the region***



5 BTC USA

- The year cumulated with BTC hosting the first Bitcoin Ball at the Presidential Inauguration weekend. Over **1,500** attendees included Senators, CEOs and Celebrities
- ***It was a moment showing the future of Bitcoin after a year showing the future of BTC Inc.***

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Highly Confidential NAKAMOTO Highly Confidential

Highly Confidential NAKAMOTO THE NEXT GENERATION DIGITAL INDUSTRIALIST Highly Confidential Medici Rothschild JP Morgan Goldman Nakamoto

Highly Confidential 20 NAKAMOTO STARTED WITH A QUESTION What Would Happen If? Bitcoin Treasury Strategy Playbook The aim is to accumulate Bitcoin as a held reserve asset and provide positive “Bitcoin Yield“. “Bitcoin Yield” is achieved by in creasing Bitcoin owned on a per share basis, aiming to deliver higher returns than Bitcoin spot buying or Bitcoin ETFs The Playbook involves accumulating Bitcoin through several methods: • Equity Issuance: Private Warrant Placement & Exercise, Stock Acquisition Rights Issues, PIPE (private investment in public eq uit y) transactions • Debt Issuance: Convertible Notes (attractive given high realized volatility) • Other capital market instruments like derivatives and Bitcoin native income generation and actively managing volatility and o pti ons We Took Our Bitcoin Media & Investment Platform That Build Bitcoin Treasuries & Yield We Added the Strategy Playbook And Created & Invested in New Public Vehicles Amplified by Our Audience, Network and Expertise And We Did This Around The World…?

Highly Confidential 0M 30M 60M 90M 120M 150M $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 Apr-24 Jun-24 Aug-24 Nov-24 Jan-25 Apr-25 Volume (millions) Price JAPAN: METAPLANET Share Price Volume 310% Q4 2024 BTC Yield (3) ~2,475% Market Cap Growth since BTC Adoption (TYO: 3350.T) (2) 5,000 BTC on the Balance Sheet 21 Source: FactSet | Market Data as of 4/29/2025 and Publicly Available Information (1) Ranked top performing stock in the world for percentage return in 2024 among companies with a market cap greater than $250M a nd greater than $50M average daily trading volume (2) UTXO holds an investment in Metaplanet and BTC Inc has licensing agreement (3) BTC Yield is calculated as the percentage change period - to - period in the ratio of the Company’s Bitcoin holdings to its assumed fully diluted shares outstanding #1 Performing Stock in The World in 2024 (1) 4/22/2024: Initiated holdings with ~98 BTC 2/17/2025: Expanded reserves by ~269 BTC to exceed 2,000 BTC 4/8/2024: Transitioned into a Bitcoin Treasury Company, embracing a Bitcoin - first strategy 10/28/2024: Surpassed 1,000 BTC 6/12/2024: Increased total holdings to ~141 BTC 4/24/2025: Acquired another 145 BTC, reaching 5,000 BTC in total 12/13/2024: Made its largest ever purchase of ~620 BTC 9/10/2024: G rew holdings to ~399 BTC by September

Highly Confidential 0M 7M 14M 21M 28M 35M 42M 49M 56M 63M 70M 77M 84M 91M 98M $0.00 $0.30 $0.60 $0.90 $1.20 $1.50 Dec-24 Jan-25 Feb-25 Mar-25 Apr-25 Volume (millions) Price Source: FactSet | Market Data as of 4/29/2025 and Publicly Available Information (1) UTXO holds an investment in HK Asia Holdings and BTC Inc has licensing agreement ~900% Market Cap Growth since UTXO’s Investment HONG KONG: HK ASIA HOLDINGS (HKSE: 1723 - HK) (1) Share Price Volume 2/13/2025: Acquired ~1 BTC through an open market transaction on a public cryptocurrency exchange 2/16/2025: Announced its first Bitcoin purchase, leading to a nearly 93% surge in share price 2/23/2025: Expanded holdings with an additional ~8 BTC, bringing total reserves to ~9 BTC 3/20/2025: Announced further acquisition of 10 units of Bitcoin in an open market transaction 22 4/14/2025: Announced further acquisition of 10 units of Bitcoin 1/14/2025: UTXO made initial investment 1st Pure Play Bitcoin Treasury Strategy in China ~29 Bitcoin on the Balance Sheet 1/24/2025: HK Asia stock soared amid crypto - focused UTXO, Sora Ventures acquisition

Highly Confidential 23 TARGETING KEY PUBLIC MARKETS Japan, Hong Kong, India, Canada, Abu Dhabi, Brazil, UK, Korea, USA, and Many More 1 NYSE 2 Nasdaq Rank 11 TMX Group 25 Bolsa Mexicana de Valores B3 - Brazil Stock Exchange & OTC Market 20 19 Johannesburg Stock Exchange 10 21 14 Abu Dhabi Securities Exchange Saudi Exchange Tehran Stock Exchange 12 13 3 Euronext 9 16 22 BME Spanish Exchange Deutsche Boerse AG Nasdaq Nordic & Baltics LSE Group SIX Swiss Exchange 8 National Stock Exchange of India 23 Singapore Exchange 24 The Stock Exchange of Thailand 4 5 18 6 7 15 Korean Exchange Shanghai Stock Exchange Japan Exchange Group Taiwan Stock Exchange Shenzhen Stock Exchange Hong Kong Exchange 17 ASX Australian Securities Exchange Prioritization Criteria x Market Size x Market Sentiment x Regulatory Environment x Institutional Investor Access to Bitcoin x Economic Conditions x BTC Inc Network and Footprint x Administration Support / Connections x Ultimately Every Capital Market a Target x Scaled Levels of Resource Allocation Source: World Federation of Exchanges

Highly Confidential 24 DEALS IN PLAY BTC Outperformance Bitcoin Media Deal BTC Return Performance Investment Date Market Company UTXO DEALS 2,117 % Integrated Media Deal 3 5% 2,153% 04/24 Metaplanet 9 10 % Integrated Media Deal 1% 9 11% 01/25 HK.1723 411 % N/A 6 4% 4 75% 02/24 MSTR 1 3 7% Investment Only 1% 138% 02/25 The Smarter Web Group 8 8% Investment Only 1 3% 101% 03/25 The Blockchain Group 28 % Investment Only 51% 79% 10/24 LQWD • Integrated media / treasury deals provide outsize returns • Heavier resource lift / market dependent • Investment only deals outperform Bitcoin spot purchase • Can make multiple investment only deals in market • Creating modular plans for integrated deals - full service / conference / conference lite licensing / media only / advisory only / etc. • Expectation that pipeline of deals grow rapidly Japan, Hong Kong, India, Canada, Abu Dhabi, Brazil, UK, Korea, USA… Expected Deal Close Deal Status Market UTXO PIPELINE Q2/Q3 Investment Deal - in Negotiation Q2/Q4 Fully Integrated Deal - in Negotiation Q2/Q3 Investment Deal - in Negotiation. Wider Deal being Explored Q3/Q1 ' 26 Investment Deal - in Negotiation. Wider Deal being Explored Q2/Q 3 Fully Integrated Deal - in Negotiation Source: Company Materials | Performance calculated as of 5/02/2025

Highly Confidential • Growing the Bitcoin audience - billions of global interactions across media • Educating the Bitcoin community • Highlighting & partnering with Bitcoin companies • Trusted, authentic, “ of the culture ” • DTC - building retail shareholder base • Building treasury BUM - Bitcoiners personal balance sheets Build the Culture, Build the Market, Capture the Market, Build the Treasury EXPERTISE THE BTC FLYWHEEL CONFERENCE MEDIA ADVISORY INVESTMENT/YIELD • Advocating for the Bitcoin industry • Building Bitcoin on global corporations balance sheets • Advising fees / “trade association” • Lead gen for investing opportunities and treasury management • Transcending competition • Building treasury BUM - corporations Bitcoin balance sheets A Virtuous Circle Building BUM - Bitcoin Under Management • Investing in the Bitcoin industry • Investing in Bitcoin on balance sheet companies • Actively managing investments and treasuries • Building treasury BUM • Generating Bitcoin yield • Connecting the Bitcoin industry • Who’s who of Bitcoin, companies, investors, innovators, politicians, OG’s, whales • The stage where the future of Bitcoin is announced, and Bitcoin business is done • Lead gen for advisory & investment opportunities • Building treasury BUM 25

Highly Confidential THE NAKAMOTO VISION 26 Medici Rothschild JP Morgan Goldman Nakamoto The Bitcoin Company for The Next Billion Bitcoiners Establish Bitcoin Native Holding Company. Build Culture, Build Market, Build Audience, Build Treasury in Global Capital Markets. Holding Company Regional Subsidiaries Accelerate Creation & Growth of More Bitcoin Treasury Companies Holding Company Manages and Leverages All Global Treasures - And Puts The Mega Treasury to Work as Strategic Capital Build Products and Services that Accelerate Bitcoin Adoption and Utility. The Borderless Bitcoin Sovereign Wealth Fund

Highly Confidential Work the Treasury, Support the Infrastructure, Build the Ecosystem THE NAKAMOTO ECOSYSTEM Main Treasury 27 Nakamoto’s network has unparalleled expertise across the industry. As Bitcoin and Bitcoin adjacent business grows to a $100T+ industry. Nakamoto will capture an outsize % of the growth in the Bitcoin value chain from institutions, corporations, citizens, and the underlying asset – Bitcoin 1. Nakamoto Media Ops: Drive Bitcoin adoption by corporations, countries and people - Driving BTC Price & Nakamoto Treasury Growth 2. Nakamoto Treasury Ops: Drive global treasuries size, and investments into Bitcoin, accelerating adoption and use - Driving BTC Price 3. Nakamoto Advisory & Management: Across Media, Infrastructure, Treasury, Nakamoto leverage expertise to generate fees and income Ecosystem Affiliated Treasuries Investment Treasuries Investments In Bitcoin Value Chain Advisory Services

THE NAKAMOTO DIFFERENCE

How & Why Invest in Bitcoin Through Nakamoto vs. Other Avenues?

Self Custody	Exchange	ETF	Publicly Traded Vehicle - Hedge Strategy	Publicly Traded Vehicle - Maxi Strategy	NAKAMOTO
✓ Complete control over your funds ✓ No reliance on third-party custodians ✓ Participation in DeFi apps, such as lending, staking, and providing liquidity ✓ Direct ownership allows for greater privacy ✓ Financial sovereignty, minimizes reliance on other entities ✓ No / Minimal Fees	✓ Simplifies buying, selling, and managing Bitcoin ✓ Beneficial to people who may find self-custody wallets complex ✓ Reduce risk of loss of private keys ✓ Large exchanges have regulatory compliance & insurance ✓ Convenient place to manage a portfolio of investments	✓ Securitized ✓ Simple access, invest via brokerage account ✓ SEC regulated ✓ Managed by fund ✓ Integrates with TradFi systems - IRAs, 401(k)s etc. ✓ Hands off approach ✓ Management Fees	✓ Companies like Semler have adopted Bitcoin as a treasury reserve asset ✓ The company views Bitcoin as a hedge against inflation and a means to enhance shareholder value ✓ The core reason to invest in these companies is the operating company, not to get exposure to BTC	✓ Business focus is building Bitcoin Treasury ✓ Build treasury size - then leverage financial instruments to grow treasury ✓ Operational business purpose to maintain public status, profits from operational business are used to purchase BTC ✓ Approach potentially generates "Bitcoin Yield"	✓ Business mission is "HyperBitcoinization" ✓ Business focus is building Bitcoin Treasury and Bitcoin Ubiquity ✓ Global network of Bitcoin Treasuries, Bitcoin Media and Bitcoin Companies with a core mission of growing Bitcoin ✓ Works with and takes fees, investments from exchanges, ETFs, other public vehicles ✓ Ultimate Shareholder / Management Alignment ✓ Approach potentially generates Bitcoin Price Growth and "Bitcoin Yield"

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RISK FACTORS

Certain factors may have a material adverse effect on the business, financial condition and results of operations of the Parties and your proposed investment in Kindly in connection with a potential Merger and related Transactions. The risks and uncertainties described below are not the only ones that the Parties face. Additional risks that the Parties are unaware of, or that the Parties currently believe are not material, may also become important factors that materially adversely affect any of the Parties. If any of the risk factors discussed in documents that Kindly has filed, or that will be filed, with the SEC or any of the following risks actually occur, the business, financial condition, results of operations, and future prospects of the Parties could be materially and adversely affected. In that evert, the trading price of Kindly's common stock following the Merger and the Transactions could decline, and you could lose all or part of your investment.

Risks Related to the Combined Company's Business and Bitcoin Strategy and Holdings

- The Combined Company's financial results and the market price of its common stock may be affected by the prices of Bitcoin.
- Investing in Bitcoin exposes the Combined Company to certain risks associated with Bitcoin, such as price volatility, limited liquidity and trading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual form and decentralized network.
- The Combined Company's quarterly operating results, revenues, and expenses may fluctuate significantly, which could have an adverse effect on the market price of its common stock.
- A significant decrease in the market value of the Combined Company's Bitcoin holdings could adversely affect its ability to satisfy its financial obligations under the Debt Financing and any subsequent debt financings.
- Unrealized fair value gains on its Bitcoin holdings could cause the Combined Company to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022.
- Bitcoin is a highly volatile asset, and fluctuations in the price of Bitcoin are likely to influence the Combined Company's financial results and the market price of its common stock.
- Bitcoin and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty.
- The availability of spot exchange-traded products ("ETPs") for Bitcoin and other digital assets may adversely affect the market price of its listed securities.
- The Combined Company's Bitcoin strategy subjects us to enhanced regulatory oversight.
- Bitcoin trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes.
- The concentration of its Bitcoin holdings enhances the risks inherent in its Bitcoin strategy.
- The Combined Company's Bitcoin holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a source of liquidity for it to the same extent as cash and cash equivalents.
- If the Combined Company or its third-party service provides experience a security breach or cyber-attack and unauthorized parties obtain access to its Bitcoin assets, the Combined Company may lose some or all of its Bitcoin assets and its financial condition and results of operations could be materially adversely affected.
- The Combined Company faces risks relating to the custody of its Bitcoin, including the loss or destruction of private keys required to access its Bitcoin and cyberattacks or other data loss relating to its Bitcoin.
- Regulatory change reclassifying Bitcoin as a security could lead to its classification as an "investment company" under the Investment Company Act of 1940 and could adversely affect the market price of Bitcoin and the market price of its listed securities.
- The Combined Company is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers.
- The Combined Company's Bitcoin strategy exposes it to risk of non-performance by counterparties.

Risks Related to Merger and the PIPE

- Because the exchange ratio of the merger consideration and the price per share of the PIPE Financing is fixed, the number of shares of Kindly common stock to be received in connection with the Merger and PIPE Financing will not change between the date of signing and the time the Merger and PIPE Financing are completed to reflect changes in the trading prices of Kindly common stock.
- We intend to use the net proceeds from this offering primarily to purchase Bitcoin, the price of which has been, and will likely continue to be highly volatile.
- We have broad discretion in the use of the net proceeds from this offering and you will not have the opportunity as of this process to assess whether the net proceeds are being used in a manner of which you approve.
- Completion of the Merger is subject to a number of conditions, including certain conditions that may not be satisfied or completed on a timely basis or at all.
- There is no guarantee that the Combined Company will acquire either of BTC Inc. (or UTXO through any agreements it has with BTC Inc.) at a future date. If the Combined Company acquires BTC Inc. (or UTXO) at a future date, existing shareholders will experience dilution.
- The Merger will involve substantial costs and will require substantial management resources.
- The termination of the Merger Agreement could require us to pay a termination fee, which could require us to use available cash that would have otherwise been available for general corporate purposes.
- We have incurred, and will continue to incur, direct and indirect costs as a result of the Merger.
- While the Merger Agreement is in effect, we are subject to standard restrictions on our conduct and business activities, which could adversely affect our business, financial results and financial condition.
- The Merger may create disruption and uncertainty for employees.
- Litigation relating to the Merger could result in an injunction preventing completion of the Merger, substantial costs to Kindly and Nakamoto and/or may adversely affect Kindly's business, financial condition or results of operations following the Merger.
- The trading price and volume of the Combined Company may be volatile following the Merger.
- The financial forecasts are based on various assumptions that may not be realized.
- The Combined Company shareholders will experience dilution in the future due to any exercise of existing warrants and any future issuances of equity securities in the Combined Company.
- The market price for the common stock of the Combined Company following the closing may be affected by factors different from those that historically have affected or currently affect Kindly common stock.

Risks Related to the Debt Financing

- Kindly's indebtedness could adversely affect our financial condition and prevent us from fulfilling our obligations under the Notes.
- Kindly may be able to incur substantial indebtedness. This could exacerbate the risks to Kindly's financial condition described above and prevent Kindly from fulfilling its obligations under the notes.
- Kindly may not be able to generate sufficient cash to service all of its indebtedness, including the notes, and may be forced to take other actions to satisfy its obligations under its indebtedness, which may not be successful.
- Kindly's inability to generate sufficient cash flows to satisfy its debt obligations, or to refinance its indebtedness on commercially reasonable terms or at all, would materially and adversely affect Kindly's financial position and results of operations and Kindly ability to satisfy its obligations under the notes.
- The Secured Convertible Debenture for the Debt Financing (the "Debenture") contains terms which restrict Kindly's current and future borrowing costs and reduce its access to capital.
- A lowering or withdrawal of the ratings assigned to Kindly's debt securities by rating agencies, if any, may increase Kindly's future borrowing costs and reduce its access to capital.
- The notes will be secured by a substantial portion of the assets of Kindly. As a result of these security interests, such assets would only be available to satisfy claims of Kindly's general creditors or to holders of Kindly's equity securities if Kindly were to become insolvent to the extent the value of such assets exceeded the amount of Kindly's secured indebtedness and other obligations. In addition, the existence of these security interests may adversely affect Kindly's financial flexibility.
- Federal and state fraudulent transfer laws may permit a court to void the notes and, if that occurs, the noteholders may not receive any payments on the notes.
- Kindly may not have the ability to raise the funds necessary to settle conversions of the notes, repurchase the notes, or to repay the notes in cash at their maturity, and Kindly's future debt may contain limitations on its ability to pay cash upon conversion, redemption or repurchase of the notes.
- The conversion rate of the notes may not be adjusted for all dilutive events that may occur.
- The increase in the conversion rate applicable to the notes that holders convert in connection with a redemption or conversion may not adequately compensate you for the lost option time value of your notes.
- Liquidity, regulatory actions, changes in market conditions and other events may adversely affect the trading price and liquidity of the notes and the ability of investors to implement a convertible note arbitrage trading strategy.
- Upon conversion of the notes, you may receive less valuable consideration than expected because the value of the common stock may decline after you exercise your conversion right but before the Kindly settles the conversion obligation.
- Conversion or redemption may adversely affect your return on the notes.
- The accounting method for convertible debt securities that may be settled in cash, including the notes, may have a material effect on Kindly's reported financial results.
- The market price of Kindly's common stock, which may fluctuate significantly, may directly affect the value of the notes.
- As a holder of the notes, you will not be entitled to any rights with respect to the common stock, but you will be subject to all changes made with respect to the common stock.
- The notes are convertible into Kindly's common stock. As a result, you will be subject to all of the risks associated with holding common stock.

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